                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                           10% SENIOR NOTES DUE 2006
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                          AMES DEPARTMENT STORES, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer relating to the tender of 10% Senior Notes due 2006 (the "Old Notes") of (the "Company") made pursuant to the Prospectus, dated
                    (the "Prospectus"), if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Chase Manhattan Bank (the "Exchange Agent")
prior to 5:00 p.m., New York City time, on                    (the "Expiration
Date"). Such form may be delivered or transmitted by facsimile transmission (if available to such holder), mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, the Exchange Agent must receive from a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution") prior to 5:00 p.m., New York City time, on the Expiration Date, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof or an Agent's Message (as defined in the Letter of Transmittal accompanying the Prospectus) in lieu thereof).

                    THE CHASE MANHATTAN BANK, Exchange Agent

    By Mail or Overnight Courier:                 By Hand Delivery:                         By Facsimile:

       The Chase Manhattan Bank                The Chase Manhattan Bank                     (617) 557-6551
      Attention: Mary Lou Bessey              Attention: Mary Lou Bessey
     c/o Chase National Corporate            c/o Chase National Corporate               Confirm by Telephone:
           Services, Inc.                          Services, Inc.
      Corporate Trust Department              Corporate Trust Department                    (617) 557-6553
          73 Tremont Street                       73 Tremont Street
     Boston, Massachusetts 02106             Boston, Massachusetts 02106

                            ------------------------

     DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Ames Department Stores, Inc., a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated
                    (the "Prospectus"), and in the accompanying Letter of
Transmittal, receipt of which is hereby acknowledged, $                in
aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Record Holder(s) ____________________________________________________
                                        (Please Type or Print)

Address ________________________________________________________________________

        ________________________________________________________________________

Area Code & Telephone No._______________________________________________________

Certificate Number(s) for Old Notes (if available) _____________________________

Total Principal Amount Represented by Certificate(s): $_________________________

________________________________________________________________________________

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

________________________________________________________________________________

                                PLEASE SIGN HERE

X _____________________________       ____________

X _____________________________       ____________
  Signature(s) of Holder(s)               Date

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):      __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

Capacity:     __________________________________________________________________

Address(es):  __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

/ / The Depository Trust Company
   (Check if Old Notes will be tendered by book-entry transfer)

Account Number _________________________________________________________________


             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or a facsimile thereof or an Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution hereof.

___________________________________          __________________________________
          Name of Firm                              Authorized Signature

___________________________________          __________________________________
            Address                                      Title

___________________________________          Name: ____________________________
                           Zip Code                  (Please Type or Print)

___________________________________          Date: ____________________________
     Area Code and Tel. No.


NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                       3